Exhibit 10.1

COURIER CORPORATION

COURIER COMPANIES, INC.

COURIER FOREIGN SALES CORPORATION LIMITED

COURIER KENDALLVILLE, INC.

COURIER PROPERTIES, INC.

NATIONAL PUBLISHING COMPANY

COURIER NEW MEDIA, INC.

BOOK-MART PRESS, INC.

DOVER PUBLICATIONS, INC.

RESEARCH & EDUCATION ASSOCIATION, INC.

Dated as of: April 29, 2005
Effective as of: March 31, 2005

Citizens Bank of Massachusetts (successor

to State Street Bank and Trust Company),

  Individually and as Agent

28 State Street

Boston, Massachusetts 02109

KeyBank National Association

286 Water Street

Augusta, Maine 04332

Sovereign Bank (a federal savings bank)

75 State Street

Boston, Massachusetts 02109

Re:          Amendment No. 2 to Amended and Restated Revolving Credit Agreement

Ladies and Gentlemen:

We refer to the Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003 (as amended, the “Agreement”), among COURIER CORPORATION, COURIER COMPANIES, INC., COURIER FOREIGN SALES CORPORATION LIMITED, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC., DOVER PUBLICATIONS, INC., and RESEARCH &

EDUCATION ASSOCIATION, INC. (each a “Borrower” and collectively the “Borrowers”), CITIZENS BANK OF MASSACHUSETTS, in its capacity as a Bank (“Citizens”), SOVEREIGN BANK, in its capacity as a Bank (“Sovereign”), KEYBANK NATIONAL ASSOCIATION, in its capacity as a Bank (“Key”; and together with Citizens and Sovereign, the “Banks”), FLEET NATIONAL BANK, in its capacity as a Bank (“Fleet”) and CITIZENS BANK OF MASSACHUSETTS, in its capacity as agent for the Banks and Fleet (the “Agent”).

Terms used in this letter of agreement (this “Amendment”) which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

We have requested you to make certain amendments to the Agreement.  You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Amendment.

Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree with you as follows:

ARTICLE I

AMENDMENTS TO AGREEMENT

Effective as of March 31, 2005, the Agreement is amended as follows:

(a)           The term “Loan Documents” shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include Amendment No. 2 to Amended and Restated Revolving Credit Agreement.

(b)           Section 1.1.12 of the Agreement is amended to read in its entirety as follows:

“1.1.12 “Banks” means, collectively, (i) Citizens, (ii) Key, (iii) Sovereign, and (iv) each of the other financial institutions which may after the date hereof become a party to this Agreement as a Bank hereunder.

It is acknowledged and agreed that, effective as of March 31, 2005, Fleet shall no longer be a Bank, or have any rights or obligations, hereunder.”

(c)           Section 1.1.18 of the Agreement is amended to read in its entirety as follows:

“1.1.18 “Commitment Percentage” means, with respect to the Revolving Credit Commitment and the Swing Line Commitment, (i) in relation to Citizens,

33.334%, (ii) in relation to Key, 33.333%, and (iii) in relation to Sovereign, 33.333%.”

(d)           Section 1.1.63 of the Agreement is amended to read in its entirety as follows:

“1.1.63  “Revolving Loan Maturity Date” means March 31, 2008.”

(e)           Section 1.1.64 of the Agreement is amended to read in its entirety as follows:

                “1.1.64 “Revolving Loan Maximum Amount” means $45,000,000.”

(f)            Section 5.29 of the Agreement is amended to read in its entirety as follows:

“5.29      Capital Expenditures.  The Borrower shall not make any Capital Expenditures in excess of $25,000,000.00 in the aggregate during any fiscal year (commencing with the fiscal year ending September 30, 2005).  Notwithstanding the foregoing provision of this Section 5.29, any unexpended portion of the amount permitted for Capital Expenditures in any fiscal year may be carried forward and included in the aggregate amount permitted for Capital Expenditures in the following fiscal year only.”

ARTICLE II

AMENDMENT TO REVOLVING CREDIT NOTES

Effective as of March 31, 2005, the Revolving Credit Notes to Citizens, Key and Sovereign are each amended as follows:  (i) by deleting, from the third paragraph thereof, the reference to the date “March 31, 2007”; and (ii) by inserting in its place the following:  “March 31, 2008.”

ARTICLE III

CONDITIONS PRECEDENT TO AMENDMENT NO. 2

This Amendment shall become and be effective as of the date hereof, but only if it shall have been signed by the Borrowers, the Agent and the Banks, and acknowledged by Fleet.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

The Borrowers jointly and severally represent and warrant to you as follows:

(a)           Representations in Agreement.  Each of the representations and warranties made by the Borrowers in the Agreement was true, correct and complete when made and is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Amendment (except to the extent that such representations and warranties relate expressly to an earlier date).

(b)           No defaults or Events of Default.  No Event of Default, or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, exists on the date of this Amendment (after giving effect to all of the arrangements and transactions contemplated by this Amendment).

(c)           Binding Effect of Documents.  This Amendment has been duly authorized, executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

ARTICLE V

MISCELLANEOUS

This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.  Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents shall remain unmodified, and the Agreement and each of the Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, whereupon this Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

Very truly yours,

The Borrowers:

COURIER CORPORATION
COURIER COMPANIES, INC.
COURIER FOREIGN SALES CORPORATION
LIMITED
COURIER KENDALLVILLE, INC.
COURIER PROPERTIES, INC.
NATIONAL PUBLISHING COMPANY
COURIER NEW MEDIA, INC.
BOOK-MART PRESS, INC.
DOVER PUBLICATIONS, INC.
RESEARCH & EDUCATION ASSOCIATION, INC.

By:	/s/ Lee Cochrane
	Name:	Lee Cochrane
	Title:	Vice President and Treasurer

[Bank and Agent signatures on following page]

The foregoing Amendment is hereby accepted by the undersigned as of March 31, 2005.

The Banks:

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Mark Young
Name: Mark A.Young
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Mitchell B. Feldman
Name: Mitchell B. Feldman
Title: S.V.P

SOVEREIGN BANK (a federal savings bank)

By:	/s/ Michael S. Tager SVP
Name: Michael S. Tager
Title: Sr. Vice President

The Agent:

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Mark Young
Name: Mark A. Young
Title: Senior Vice President

The foregoing Amendment is hereby acknowledged by Fleet as of March 31, 2005 to signify that:  (i) it no longer is a Bank, and no longer has rights or obligations, under the Agreement, (ii) its Revolving Credit Commitment has been reduced to zero ($0), (iii) it is owed no amounts under or in respect of the Agreement, and (iv) it will promptly return to the Agent all promissory notes issued to it by the Borrowers, in each case marked “Cancelled”.

FLEET NATIONAL BANK

By:	/s/ Elise M. Russo
Name:
Title: